UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2023

Item 1. Report to Stockholders.

(a)

Otter Creek Long/Short Opportunity Fund

Annual Report
October 31, 2023

Investor Class
(OTCRX)

Institutional Class
(OTTRX)

TABLE OF CONTENTS

Shareholder Letter	3
Performance Information	5
Allocation of Portfolio Holdings & Securities Sold Short	5
Schedules of Investments & Securities Sold Short	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Expense Examples	25
Trustees and Executive Officers	26
Approval of Investment Advisory Agreement	30
Additional Information	32
Privacy Notice	33

Otter Creek Long/Short Opportunity Fund

December 20, 2023

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2023, the Otter Creek Long/Short Opportunity Fund (the “Fund”) (Institutional Class Shares) has produced a total return of 3.16%, compared to a 10.14% total return for the S&P 500® Index (“S&P 500”). The Fund’s long and short investments contributed approximately 7.3% and -4.4% to the total return, respectively. Our options detracted approximately -3.6% to the return on the short side of the book. In addition, our investing in fixed income securities generated approximately 1.8% to our return. We averaged long exposure of 61.7% and short exposure of -48.8% during the period, resulting in an average net exposure of 12.9%. All equity exposures are expressed as delta-adjusted percentages.

As of October 31, 2023, we maintained the following exposures:

	LONG	SHORT	NET	GROSS
MARKET VALUE AS A % OF EQUITY	91.5%	-35.5%	56.0%	129.5%
DELTA-ADJUSTED EQUITY EXPOSURE	60.1%	-41.7%	18.4%	103.7%

The goal of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation and below-average volatility by investing in opportunities, both long and short, that are driven by intensive fundamental analysis. Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500.

	OTTRX	S&P 500
WEEKLY STANDARD DEVIATION	8.2%	45.7%
S&P 500 (WEEKLY)
CORRELATION COEFFICIENT (r)	0.16
COEFFICIENT OF DETERMINATION (r2)	0.03

The Fund’s standard deviation has been significantly less than that of the S&P 500 and its return stream has had very little correlation to the S&P 500 return.

As 2023 comes to an end, the year may be remembered for the resilience of the economy as it navigated a short-lived regional banking crisis, rising bond yields into the fall and equity markets higher than the historical annual average returns. However, the return of the averages may be slightly misleading as to the overall breadth and strength of individual names and sectors as the index returns were driven primarily by seven of the largest capital weighted members of the S&P 500. These include names such as Apple, Amazon, Alphabet, Microsoft, Meta, Nvidia etc. Investors who did not own or have large weightings to these names struggled to keep pace with the indexes as the S&P 500 outperformed the equal weight index by one of the largest margins in history.

As we look forward towards 2024, we believe there may be a broadening out of performance in the market as Global Central Banks inject liquidity into their various economies and begin to turn their focus to the real interest rate environment (short term interest rates less inflation). If in fact inflation continues to moderate globally we believe it will give officials the opportunity to cut rates and still provide a positive real return for investors in fixed income. Under such a scenario we believe it will create very interesting opportunities in smaller and mid-cap type equities that have struggled mightily during the rising rate environment of the last few years. As such, we have recently added to these types of opportunities on the long side of our portfolio. In addition, we have modestly reduced our exposure to fixed income after the recent rally.

In closing, we look forward to 2024 and the numerous opportunities it may provide, both long and short. Our most up to date portfolio positioning and thoughts may be found on our website, www.ottercreekfunds.com, under the resources tab.

The members of Otter Creek appreciate your support and trust. If you have any questions concerning the Fund or firm, please do not hesitate to reach out.

Otter Creek Advisors, LLC

Otter Creek Long/Short Opportunity Fund

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. The Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset‐Backed and Mortgage‐Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund's ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

The Standard and Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries*—excluding the United States. With 1,010 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

One cannot invest directly in an index.

Delta is the ratio comparing the change in price of the underlying asset to the corresponding change in the price of a derivative.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Correlation is a statistical measure of how two variables move in relation to each other. The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.

Basis points are a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01%.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care, which is calculated by taking price changes for each item in the predetermined basket of goods and averaging them.

The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

PERFORMANCE INFORMATION (Unaudited)

For the periods ended October 31, 2023
				Since Inception
				Annualized Return
	1 Year	3 Year	5 Year	(12/30/2013)
Otter Creek Long/Short Opportunity Fund - Investor Class	2.92%	3.97%	4.32%	3.59%
Otter Creek Long/Short Opportunity Fund - Institutional Class	3.24%	4.26%	4.59%	3.84%
S&P 500® Index	10.14%	10.36%	11.01%	10.80%
60/40 SP 500® Equal Weight and Bloomberg Aggregate Bond	-0.11%	12.19%	31.29%	6.71%

A $100,000 investment in the Otter Creek Long/Short Opportunity Fund - Institutional Class

This chart illustrates the performance of a hypothetical $100,000 investment made on December 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

ALLOCATION OF PORTFOLIO HOLDINGS & SECURITIES SOLD SHORT
at October 31, 2023 (Unaudited)

Reflected as a percent of absolute value of investments and securities sold short.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2023

Shares		Value
COMMON STOCKS: 61.0%

Aerospace & Defense: 2.5%
63,100	Parsons Corp. [1]	$3,568,305

Apparel Retail: 1.1%
17,100	The TJX Companies, Inc.	1,505,997

Application Software: 2.0%
8,650	Microsoft Corp.	2,924,651

Construction & Engineering: 6.4%
54,271	Ameresco, Inc. – Class A [1]	1,419,186
33,806	Jacobs Solutions, Inc.	4,506,340
18,975	Quanta Services, Inc.	3,171,102
		9,096,628

Data Processing & Outsourced Services: 2.5%
15,333	Visa, Inc. – Class A	3,604,788

Electrical Components & Equipment: 7.3%
11,100	Eaton Corp PLC	2,307,801
8,800	Hubbell, Inc.	2,376,880
145,500	Vertiv Holdings Co.	5,713,785
		10,398,466

Fertilizers & Agricultural Chemicals: 2.0%
59,100	Corteva, Inc.	2,845,074

Financial Exchanges & Data: 5.4%
33,700	Intercontinental Exchange, Inc.	3,620,728
11,900	S&P Global, Inc.	4,156,789
		7,777,517

Health Care Equipment: 3.1%
66,069	Hologic, Inc. [1]	4,371,786

Homefurnishing Retail: 1.5%
9,900	RH [1]	2,157,804

Industrial Conglomerates: 3.0%
39,500	General Electric Co.	4,290,885

Insurance Brokers: 3.6%
15,500	Arthur J Gallagher & Co.	3,650,095
69,121	BRP Group, Inc. – Class A [1]	1,446,703
		5,096,798

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2023 (Continued)

Shares		Value
COMMON STOCKS: 61.0% (Continued)

Interactive Media & Services: 2.1%
9,900	Meta, Inc. – Class A [1]	$2,982,573

Internet Software & Services: 2.0%
23,272	Alphabet, Inc. – Class A [1]	2,887,590

Investment Banking & Brokerage: 1.6%
10,000	LPL Financial Holdings, Inc.	2,245,200

Life Sciences Tools & Services: 1.3%
35,000	Avantor, Inc. [1]	610,050
6,800	IQVIA Holdings, Inc. [1]	1,229,644
		1,839,694

Managed Health Care: 3.2%
8,530	UnitedHealth Group, Inc.	4,568,327

Medical Equipment: 2.5%
8,100	Thermo Fisher Scientific, Inc.	3,602,637

Personal Products: 0.9%
10,000	The Estee Lauder Companies, Inc. – Class A	1,288,700

Rail Transportation: 2.6%
51,500	Canadian Pacific Kansas City Ltd.	3,654,955

Systems Software: 2.9%
40,100	Oracle Corp.	4,146,340

Technology Hardware, Storage & Peripherals: 1.2%
7,500	Super Micro Computer, Inc. [1]	1,796,025

Thrifts & Mortgage Finance: 0.3%
24,984	HMN Financial, Inc.	454,708

TOTAL COMMON STOCKS
(Cost $83,124,247)		87,105,448

PREFERRED STOCKS: 7.0%

Trading Companies & Distributors: 7.0%
376,332	WESCO International, Inc., 10.630%	10,033,011

TOTAL PREFERRED STOCKS
(Cost $10,132,800)		10,033,011

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2023 (Continued)

Principal Amount		Value
CORPORATE BONDS: 14.5%

Asset Management & Custody Banks: 4.5%
	Blue Owl Capital Corp.
$3,000,000	3.750%, 07/22/2025	$2,803,539
2,000,000	4.250%, 01/15/2026	1,865,009
	BlueLinx Holdings, Inc.
2,000,000	6.000%, 11/15/2029 [2]	1,685,320
		6,353,868

Insurance Brokers: 1.3%
	Willis North America, Inc.
1,800,000	3.600%, 05/15/2024	1,774,711

Investment Banking & Brokerage: 3.0%
	Goldman Sachs Capital II
5,560,000	6.439% (CME Term SOFR 3 Month + 1.029%), 06/01/2043 [3]	4,340,761

Oil & Gas Storage & Transportation: 5.4%
	Hess Midstream Operations LP
8,000,000	5.625%, 02/15/2026 [2]	7,755,313

Renewable Electricity: 0.3%
	NextEra Energy Operating Partners LP
495,000	4.250%, 07/15/2024 [2]	485,898

TOTAL CORPORATE BONDS
(Cost $20,148,653)		20,710,551

U.S. GOVERNMENT NOTES/BONDS: 9.8%
	United States Treasury Note/Bond
14,000,000	5.000%, 08/31/2025	13,969,922

TOTAL U.S. GOVERNMENT NOTES/BONDS
(Cost $14,000,000)		13,969,922

SHORT-TERM INVESTMENTS: 0.1%

Money Market Funds: 0.1%
94,968	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Class Institutional, 5.219% [4]	94,968
Total Money Market Funds: 0.1%		94,968

TOTAL SHORT-TERM INVESTMENTS
(Cost $94,968)		94,968

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at October 31, 2023 (Continued)

	Notional
Shares	Value	Value
TOTAL MISCELLANEOUS SECURITIES: 0.4% [5]
(Cost $885,802)	$40,038,280	$551,163

TOTAL INVESTMENTS IN SECURITIES: 92.8%
(Cost $128,386,470)		132,465,063
Other Assets in Excess of Liabilities: 7.2%		10,210,629
TOTAL NET ASSETS: 100.0%		$142,675,692

[1]	Non-income producing security.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Trust’s Board of Trustees.

[3]	Variable rate security; rate shown is the rate in effect on October 31, 2023. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[4]	Annualized seven-day effective yield as of October 31, 2023.
[5]	Represents unrestricted previously undisclosed exchange-traded purchased options which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2023 [1]

Shares		Value
COMMON STOCKS: 16.7%

Application Software: 2.0%
29,310	Descartes Systems Group, Inc.	$2,116,475
3,600	salesforce.com, Inc.	722,988
		2,839,463

Asset Management & Custody Banks: 0.5%
7,200	Ares Management Corp.	709,848

Electronic Equipment & Instruments: 0.9%
9,500	Badger Meter, Inc.	1,316,225

Health Care Services: 0.5%
3,900	CorVel Corp.	756,366

Home Furnishing Retail: 1.5%
53,200	Tempur Sealy International, Inc.	2,124,276

Home Improvement Stores: 0.6%
3,100	The Home Depot, Inc.	882,539

Hotels, Resorts & Cruise Lines: 1.0%
16,600	Royal Caribbean Cruises Ltd.	1,406,518

Industrial Machinery: 1.9%
12,400	Illinois Tool Works, Inc.	2,779,088

Internet & Direct Marketing Retail: 0.5%
9,000	DoorDash, Inc.	674,550

Internet Retail: 0.5%
1,800	Netflix, Inc.	741,042

Personal Care Products: 0.8%
8,700	Inter Parfums, Inc.	1,105,857

Semiconductors: 1.5%
2,500	Broadcom, Inc.	2,103,425

Specialty Stores: 1.1%
8,800	Five Below, Inc.	1,531,024

Steel: 1.0%
9,900	Nucor Corp.	1,463,121

Technology Hardware, Storage & Peripherals: 2.4%
20,000	Apple, Inc.	3,415,400

TOTAL COMMON STOCKS
(Proceeds $24,881,564)		23,848,742

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at October 31, 2023 [1] (Continued)

Shares		Value
EXCHANGE TRADED FUNDS: 20.0%

Exchange Traded Funds: 20.0%
99,900	Financial Select Sector SPDR Fund	$3,232,764
35,300	Industrial Select Sector SPDR Fund	3,472,108
16,500	Invesco QQQ Trust Series [1]	5,789,355
22,600	Invesco S&P 500 Equal Weight ETF	3,069,758
63,500	iShares Russell Mid-Cap ETF	4,177,665
10,500	SPDR S&P 500 ETF Trust	4,391,100
45,700	SPDR S&P Regional Banking ETF	1,812,919
19,000	VanEck Semiconductor ETF	2,640,050
		28,585,719

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $30,086,681)		28,585,719

TOTAL SECURITIES SOLD SHORT
(Proceeds $54,968,245)		$52,434,461

Percentages are stated as a percent of net assets.
[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2023

ASSETS:
Investments in securities, at value (cost $128,386,470)	$132,465,063
Deposit at broker	51,300,628
Cash	11,006,868
Receivables:
Investment securities sold	4,422,573
Fund shares sold	37,170
Dividends and interest	430,253
Prepaid expenses	12,513
Total assets	199,675,068

LIABILITIES:
Securities sold short, at value (proceeds $54,968,245)	52,434,461
Payables:
Investment securities purchased	4,015,631
Fund shares redeemed	281,867
Investment advisory fees	135,975
Sub-transfer agent fees	27,865
Audit fees	22,500
Fund administration fees	18,137
Fund accounting fees	11,372
Transfer agent fees	8,001
Distribution fees	5,366
Custody fees	4,033
Chief Compliance Officer fees	2,890
Trustee fees	354
Other accrued expenses	30,924
Total liabilities	56,999,376
NET ASSETS	$142,675,692

NET ASSETS CONSIST OF:
Paid-in capital	$135,255,353
Total distributable (accumulated) earnings (losses)	7,420,339
NET ASSETS	$142,675,692

Net Asset Value (unlimited shares authorized):
Investor Class (unlimited shares authorized):
Net assets	$4,549,815
Shares issued (unlimited number of shares authorized without par value)	359,898
Net asset value, offering price, and redemption price per share	$12.64

Institutional Class (unlimited shares authorized):
Net assets	$138,125,877
Shares issued (unlimited shares authorized without par value)	10,736,703
Net asset value, offering price, and redemption price per share	$12.86

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2023

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $7,095)	$1,372,493
Interest	6,496,724
Other income	697
Total investment income	7,869,914

EXPENSES:
Investment advisory fees	2,287,026
Dividend expenses	711,551
Sub-transfer agent fees	177,320
Fund administration fees	121,283
Fund accounting fees	76,092
Registration expenses	65,075
Transfer agent fees	35,498
Miscellaneous expenses	28,151
Custody fees	24,548
Audit fees	23,600
Trustees fees	20,976
Chief Compliance Officer fees	16,925
Distribution fees - Retail Class	15,681
Reports to shareholders	13,340
Legal fees	10,414
Insurance expenses	6,901
Total expenses	3,634,381
Less: fees waived	(281,304)
Net expenses	3,353,077
Net investment income (loss)	$4,516,837

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & SECURITIES SOLD SHORT
Net realized gain (loss) on transactions from:
Investments	4,187,671
Securities sold short	(272,476)
Total net realized gain on transactions	3,915,195
Net change in unrealized appreciation/depreciation on:
Investments	(3,057,396)
Securities sold short	(1,577,091)
Total net change in unrealized appreciation/depreciation	(4,634,487)
Net realized and unrealized gain (loss) on investments	(719,292)
Net increase (decrease) in net assets resulting from operations	$3,797,545

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$4,516,837	$1,106,453
Net realized gain (loss) on investments	4,187,671	(7,533,738)
Net realized gain (loss) on securities sold short	(272,476)	12,616,918
Net realized gain (loss) on options written	—	(401,497)
Change in net unrealized appreciation/depreciation on investments	(3,057,396)	(18,461,026)
Change in net unrealized appreciation/depreciations on options written	—	(44,474)
Change in net unrealized appreciation/depreciations on securities sold short	(1,577,091)	4,444,059
Net increase (decrease) in net assets resulting from operations	3,797,545	(8,273,305)
DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Investor Class	(425,403)	(154,677)
Net distributions to shareholders – Institutional Class	(12,831,890)	(3,115,023)
Total distributions to shareholders	(13,257,293)	(3,269,700)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from
net change in outstanding shares – Investor Class [1]	(1,675,987)	(268,652)
Increase (decrease) in net assets derived from
net change in outstanding shares – Institutional Class [1]	(37,362,439)	58,134,382
Total increase (decrease) in net assets from capital share transactions	(39,038,426)	57,865,730
TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,498,174)	46,322,725
NET ASSETS
Beginning of year	191,173,866	144,851,141
End of year	$142,675,692	$191,173,866

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2023		October 31, 2022
Investor Class:	Shares	Amount	Shares	Amount
Shares sold	200,677	$2,496,128	208,346	$2,824,631
Shares issued in reinvestment of distributions	33,535	418,852	11,166	152,411
Shares redeemed [2]	(374,079)	(4,590,967)	(241,460)	(3,245,694)
Net increase (decrease)	(139,867)	$(1,675,987)	(21,948)	$(268,652)

[2]	Net of redemption fees of $24 and $166, respectively.

	Year Ended		Year Ended
	October 31, 2023		October 31, 2022
Institutional Class:	Shares	Amount	Shares	Amount
Shares sold	2,708,033	$34,908,972	5,993,408	$82,466,037
Shares issued in reinvestment of distributions	980,252	12,429,594	210,029	2,908,902
Shares redeemed [3]	(6,786,406)	(84,701,005)	(2,002,343)	(27,240,557)
Net increase (decrease)	(3,098,121)	$(37,362,439)	4,201,094	$58,134,382

[3]	Net of redemption fees of $684 and $3,218, respectively.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Investor Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.12	$14.05	$12.50	$12.38	$11.43

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.30	0.05	0.14	0.16	(0.02)
Net realized and unrealized
gain (loss) on investments	0.07	(0.68)	1.64	(0.04)	1.04
Total from investment operations	0.37	(0.63)	1.78	0.12	1.02

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.08)	(0.23)	—	—
From net realized gain	(0.76)	(0.22)	—	—	(0.07)
Total distributions	(0.85)	(0.30)	(0.23)	—	(0.07)
Paid-in capital from redemption	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$12.64	$13.12	$14.05	$12.50	$12.38

Total return	2.92%	(4.60)%	14.48%	0.97%	8.86%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$4.5	$6.6	$7.3	$6.1	$6.9
Portfolio turnover rate	303%	253%	101%	136%	59%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived [3]	2.38%	2.39%	2.20%	2.33%	2.69%
After fees waived [3]	2.22%	2.26%	2.06%	2.03%	2.57%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived [4]	2.26%	0.24%	0.86%	1.08	(0.32)%
After fees waived [4]	2.42%	0.36%	0.99%	1.38	(0.20)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
1.96% before fees waived and 1.80% after fees waived for the year ended October 31, 2023
1.92% before fees waived and 1.80% after fees waived for the year ended October 31, 2022
2.09% before fees waived and 1.80% after fees waived for the year ended October 31, 2021
2.10% before fees waived and 1.80% after fees waived for the year ended October 31, 2020
2.07% before fees waived and 1.95% after fees waived for the year ended October 31, 2019
[4]	The net investment income (loss) ratios include dividends and interest on securities sold short.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.34	$14.27	$12.70	$12.55	$11.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.34	0.09	0.17	0.20	0.01
Net realized and unrealized
gain (loss) on investments	0.07	(0.70)	1.67	(0.05)	1.05
Total from investment operations	0.41	(0.61)	1.84	0.15	1.06

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.10)	(0.27)	(0.00)[2]	—
From net realized gain	(0.76)	(0.22)	—	—	(0.07)
Total distributions	(0.89)	(0.32)	(0.27)	(0.00)[2]	(0.07)
Paid-in capital from redemption	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$12.86	$13.34	$14.27	$12.70	$12.55

Total return	3.24%	(4.41)%	14.83%	1.21%	9.10%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$138.1	$184.6	$137.5	$116.7	$118.3
Portfolio turnover rate	303%	253%	101%	136%	59%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed [3]	2.13%	2.15%	1.95%	2.07%	2.44%
After fees waived and expenses absorbed [3]	1.97%	2.03%	1.81%	1.77%	2.32%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed [4]	2.51%	0.56%	1.11%	1.30%	(0.06)%
After fees waived and expenses absorbed [4]	2.67%	0.68%	1.25%	1.60%	0.06%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
1.71% before fees waived and 1.55% after fees waived for the year ended October 31, 2023
1.84% before fees waived and 1.55% after fees waived for the year ended October 31, 2022
1.84% before fees waived and 1.55% after fees waived for the year ended October 31, 2021
1.85% before fees waived and 1.55% after fees waived for the year ended October 31, 2020
1.82% before fees waived and 1.70% after fees waived for the year ended October 31, 2019
[4]	The net investment income (loss) ratios include dividends and interest on securities sold short.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2023

NOTE 1 – ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification topic 946 “Financial Services-Investment Companies.” The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Prior to the effectiveness of Rule 2a-5 on September 8, 2022, the Board of Trustees (the “Board”) had delegated day-today valuation issues to a Valuation Committee of the Trust, which was comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee was to value securities where current and reliable market quotations were not readily available or the closing price did not represent fair value by following procedures approved by the Board. These procedures considered many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board. The Valuation Committee served until September 7, 2022. Effective September 8, 2022, the Board approved Otter Creek Long/Short Opportunity Fund (the “Advisor”), as the Fund’s valuation designee under Rule 2a-5.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2023 (Continued)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and securities sold short as of October 31, 2023. See the Schedules of Investments and Securities Sold Short for industry breakouts.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$87,105,448	$—	$—	$87,105,448
Preferred Stocks	10,033,011	—	—	10,033,011
Corporate Bonds	—	20,710,551	—	20,710,551
U.S. Government Notes	—	13,969,922	—	13,969,922
Short-Term Investments	94,968	—	—	94,968
Miscellaneous Securities	—	551,163	—	551,163
Total Investments in Securities	$97,233,427	$35,231,636	$—	$132,465,063
Securities Sold Short
	Level 1	Level 2	Level 3	Total
Common Stocks	$23,848,742	$—	$—	$23,848,742
Exchange Traded Funds	28,585,719	—	—	28,585,719
Total Securities Sold Short	$52,434,461	$—	$—	$52,434,461

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in options on equities, debt and stock indices. The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  The Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Rule 18f-4 imposes limits on the derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Effective August 19, 2022, the Fund has adopted a Full Derivatives Fund Program and the Adviser has nominated a Derivative Risk Manager.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2023 (Continued)

Statement of Assets and Liabilities

Values of derivative instruments as of October 31, 2023:

	Asset Derivatives as of		Liability Derivatives as of
	October 31, 2023		October 31, 2023
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:
Call Options Purchased	Investments in securities, at value	$—	None	$—
Put Options Purchased	Investments in securities, at value	551,163	None	—
Total		$551,163		$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:

Change in
Unrealized
		Realized	Appreciation/
		Gain (Loss)	Depreciation
		on Derivatives	on Derivatives
	Location of Gain (Loss) on	Recognized	Recognized
Instruments	Derivatives Recognized in Income	in Income	in Income
Equity Contracts:
Call Options Purchased	Realized and unrealized gain (loss) on investments,
	securities sold short, & options written	$111,071	$(188,204)
Put Options Purchased	Realized and unrealized gain (loss) on investments,
	securities sold short, & options written	(5,832,828)	(322,933)
Total		$(5,721,757)	$(511,137)

The average absolute notional value of options purchased and written during the year ended October 31, 2023, was $57,482,470.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of the most recent fiscal year ended October 31, 2023, the Fund did not have late year losses. As of the most recent fiscal year ended October 31, 2023, the Fund had short-term capital loss carry-forwards of $273,125 available for federal income tax purposes, which do not expire and retain their original character.

As of October 31, 2023, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2023, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Restricted Cash. Restricted cash represents cash committed as collateral for securities sold short. Such cash is isolated from cash held in the Fund’s custody account in the Statement of Assets and Liabilities. See Note 2, part I, for more information on securities sold short.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2023 (Continued)

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities or closing transactions of securities sold short, are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from MLPs and REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund is normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Securities Sold Short. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such dividend amounts are recorded on the ex-dividend date as a dividend expense.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral is equal to the current market value of the securities sold short.

J.
Options Contracts. The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Options are non- income producing securities.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2023 (Continued)

K.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved liquidity risk management program that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

L.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These classifications have no effect on net assets or net asset value per share. For the year ended October 31, 2023, no such adjustments were made.

M.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 202203 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on their financial statements.

N.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. The Advisor, has contractually agreed to lower its management fee from 1.50% to 1.35% of the Fund’s average daily net assets. This contractual waiver is in effect until February 28, 2024, and may not be terminated without the approval of the Board. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the advisory fee waiver agreement. For the year ended October 31, 2023, the advisory fees incurred are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual expense ratio before dividends and interest on short positions and excluding Rule 12b-1 fees and any class-specific expenses to 1.55% of the Fund’s average daily net assets. The contract’s term is indefinite, will remain in effect until at least February 28, 2024, and may be terminated only by the Board. For the year ended October 31, 2023, the fees waived are disclosed in the Statement of Operations. Amounts due from the Advisor are paid monthly to the Fund, if applicable.

At October 31, 2023, the Advisor may recapture a portion of the above amount no later than the dates as stated below. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third year after the reimbursement was paid, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or reimbursement.

Years of Expiration	Amount
October 31, 2024	$191,113
October 31, 2025	200,754
October 31, 2026	281,304
$673,171

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board review and approval.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2023 (Continued)

Fund’s expenses, reviews expense accruals, and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended October 31, 2023, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund’s Investor Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of that class. No distribution fees are paid by the Institutional Class. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Fees paid by the Fund to the Distributor for the year ended October 31, 2023, are disclosed in the Statement of Operations.

The Fund has entered into sub-transfer agent arrangements (“Arrangements”), for sub-transfer agent fees paid to third- party intermediaries, with respect to the Fund. All Arrangements must be approved by the Board. For the year ended October 31, 2023, sub-transfer agent fees incurred by the Fund are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2023, were as follows:

Purchases at Cost	Sales/Maturity Proceeds
$443,398,066	$454,752,182

There were no purchases or sales/maturities of long-term U.S. Government securities for the year ended October 31, 2023.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2023 and year ended October 31, 2022, was as follows:

	2023	2022
Ordinary income	$4,607,109	$1,036,061
Long-term capital gain [1]	8,650,184	2,233,639
	$13,257,293	$3,269,700

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

As of the year ended October 31, 2023, the components of distributable earnings on a tax basis were as follows 2:

Cost of investments	$76,307,350
Gross tax unrealized appreciation	11,452,836
Gross tax unrealized depreciation	(7,729,584)
Gross tax unrealized appreciation (depreciation)	3,723,252
Undistributed ordinary income	3,970,212
Undistributed long-term capital gain	—
Total distributable earnings	3,970,212
Other accumulated gains (losses)	(273,125)
Total distributable (accumulated) earnings (losses)	$7,420,339

[2]	The difference between book basis and tax basis unrealized appreciation (depreciation) was attributable to wash sale deferrals.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2023 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Loan activity for the year ended October 31, 2023 was as follows:

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	—
Average balance when in use	—
Credit facility outstanding as of October 31, 2023	—
Average interest rate	—

Interest expense for the year ended October 31, 2023, is disclosed in the Statement of Operations, if applicable.

Otter Creek Long/Short Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of Otter Creek Long/Short Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2023

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 – October 31, 2023).

Actual Expenses

The “Actual” lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, Fund Services charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory, fund accounting, fund administration, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the following tables provide information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period [1]
	5/1/2023	10/31/2023	5/1/2023 – 10/31/2023
Investor Class
Actual	$1,000.00	$1,049.80	$23.06
Hypothetical (5% annual return before expenses)	1,000.00	1,027.50	22.81

[1]
The actual expenses are equal to the annualized expense ratio of 2.03% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period [2]
	5/1/2023	10/31/2023	5/1/2023 – 10/31/2023
Institutional Class
Actual	$1,000.00	$1,051.50	$20.62
Hypothetical (5% annual return before expenses)	1,000.00	1,029.90	20.40

[2]
The actual expenses are equal to the annualized expense ratio of 1.81% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name, Address	with	Length of	Principal Occupation	Overseen	Held During
And Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of the Governing	1	Independent
(born 1955)		Term;	Council, Independent Directors		Director, Muzinich
c/o U.S. Bank Global		Since	Council (since 2020); formerly,		BDC, Inc. (2019
Fund Services		November	President, owner of a registered		to present);
615 East Michigan Street		2018.	investment adviser, Productive		Independent
Milwaukee, WI 53202	Chairperson	Indefinite	Capital Management, Inc. (2010 to		Trustee for the
		Term;	2013); formerly, Chief Administrative		William Blair Funds
		Since	Officer, Senior Vice President and		(2013 to present)
		February	Senior Managing Director of		(18 series).
		2023.	Allegiant Asset Management
Company (merged with PNC Capital
Advisors, LLC in 2009); formerly,
Chief Administrative Officer, Chief
Compliance Officer and Senior
Vice President of PNC Funds and
PNC Advantage Funds (f/k/a Allegiant
Funds) (registered investment companies).

Eric W. Falkeis	Trustee	Indefinite	Chief Growth Officer, Tidal	1	Interested Trustee,
(born 1973)		Term;	Financial Group (2022 to present);		Tidal ETF Trust II
c/o U.S. Bank Global		Since	Chief Executive Officer, Tidal ETF		(2022 to present)
Fund Services		September	Services LLC (2018 to present);		(7 series);
615 East Michigan Street		2011.	formerly, Chief Operating Officer,		Independent
Milwaukee, WI 53202			Direxion Funds (2013 to 2018);		Director, Muzinich
			formerly, Senior Vice President and		BDC, Inc. (2019 to
			Chief Financial Officer (and other		present); Interested
			positions), U.S. Bancorp Fund		Trustee, Tidal ETF
			Services, LLC (1997 to 2013).		Trust (2018 to
Present) (36 series);
Former Interested
Trustee, Direxion
Funds (22 series),
Direxion Shares
ETF Trust (112
series) and Direxion
Insurance Trust
(2013 to 2018).

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name, Address	with	Length of	Principal Occupation	Overseen	Held During
And Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive	1	Independent
(born 1950)		Term;	Vice President, Investment		Director, Muzinich
c/o U.S. Bank Global		Since	Company Administration, LLC		BDC, Inc. (2019
Fund Services		May	(mutual fund administrator).		to present);
615 East Michigan Street		1991.			Independent
Milwaukee, WI 53202					Trustee, AMG
Funds (1993 to
present) (42 series).

Ashi S. Parikh	Trustee	Indefinite	Investment professional; formerly,	1	Board of Directors
(born 1966)		Term;	Chief Executive and Chief		Member, Investment
c/o U.S. Bank Global		Since	Investment Officer and various other		Working Group,
Fund Services		June	positions, RidgeWorth Investments,		The Ohio State
615 East Michigan Street		2020.	LLC (global investment management		University
Milwaukee, WI 53202			firm) (2006 to 2017); formerly, Chief		Endowments and
			Investment Officer Institutional		Foundation (2016 to
			Growth Equities, Eagle Asset		present); Board of
			Management (investment		Directors, World
			management firm); formerly Sr.		Methodist Council,
			Managing Director, Growth Equities,		Investment
			Banc One Investment Advisors		Committee (2018
			(investment management firm).		to present);
Independent
Trustee, PNC Funds
(2018 to 2019)
(32 series);
Interested Trustee,
RidgeWorth Funds
(2014 to 2017)
(35 series).

Cynthia M. Fornelli	Trustee	Indefinite	Independent Director of TriplePoint	1	Independent
(born 1960)		Term;	Venture Growth BDC Corp.		Director,
c/o U.S. Bank Global		Since	(2019 to present); Retired; formerly,		TriplePoint Private
Fund Services		January	Executive Director of the Center for		Venture Credit, Inc.
615 East Michigan Street		2022.	Audit Quality (2007 to 2019); formerly,		(2020 to present).
Milwaukee, WI 53202			Senior Vice President of Regulatory
Conflicts Management at Bank of
America (2005 to 2007); formerly,
Deputy Director, Division of
Investment Management with the
U.S. Securities and Exchange
Commission (1998 to 2005).

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name, Address	with	Length of	Principal Occupation	Overseen	Held During
And Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years

Officers of the Trust

Jason F. Hadler	President	Indefinite	Senior Vice President and Head	Not	Not
(born 1975)	& Principal	Term;	of Client Experience, U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global	Executive	Since	Global Fund Services, since
Fund Services	Officer	September	March 2022; Senior Vice
615 East Michigan Street		2021.	President and Head of Fund
Milwaukee, WI 53202			Services Fund Administration
Department, U.S. Bank Global
Fund Services (December 2003 to
March 2022).

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Secretary of the Trust	Not	Not
(born 1990)	& Vice	Term;	(2020 to 2021); Assistant Vice	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	President and Counsel, U.S. Bank
Fund Services		February	Global Fund Services since
615 East Michigan Street		2021.	August 2016; Summer Associate,
Milwaukee, WI 53202			Husch Blackwell LLP (2015);
Law Clerk, Brady Corporation
(global printing systems, labels
and safety products company)
(2014 to 2015).

Craig Benton	Treasurer	Indefinite	Assistant Treasurer of the Trust	Not	Not
(born 1985)	& Vice	Term;	(2016 to 2021); Assistant Vice	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	President, U.S. Bank Global Fund
Fund Services		December	Services since November 2007.
615 East Michigan Street		2021.
Milwaukee, WI 53202

Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds Administrator,	Not	Not
(born 1996)	Treasurer	Term;	U.S. Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank Global		Since	since June 2018; Business
Fund Services		June	Administration Student,
615 East Michigan Street		2022.	2014 to 2018.
Milwaukee, WI 53202

Kathryn E.	Assistant	Indefinite	Mutual Funds Administrator,	Not	Not
LaPlante Johnson	Treasurer	Term;	U.S. Bank Global Fund Services	Applicable.	Applicable.
(born 1998)		Since	since June 2020; Business
c/o U.S. Bank Global		November	Administration Student,
Fund Services		2023.	2017 to 2021.
615 East Michigan Street
Milwaukee, WI 53202

Otter Creek Long/Short Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name, Address	with	Length of	Principal Occupation	Overseen	Held During
And Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years

Gazala Khan	Chief	Indefinite	Vice President and Compliance	Not	Not
(born 1969)	Compliance	Term;	Officer, U.S. Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Services since July 2022; Chief
Fund Services		November	Compliance Officer Matthews
615 East Michigan Street	Anti-Money	2022.	Asia Fund (May 2019 to July 15,
Milwaukee, WI 53202	Laundering		2022); Chief Compliance Officer
	Officer		GS Trust/VIT (June 2009 to May
2019); Vice President GSAM
(May 2005 to June 2009); Staff
Accountant, SEC Office of
Compliance Inspection and
Examination (1999 to 2005).

(1)	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17-18, 2023, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered and ratified the continuance of the Investment Advisory Agreement (the “Advisory Agreement”), between Professionally Managed Portfolios (the “Trust”) and Otter Creek Advisors, LLC (the “Advisor”) for the Otter Creek Long/Short Opportunity Fund (the “Fund”). At this meeting and at a prior meeting held on June 26, 2023, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s ratification of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan and risk management process. In this regard, the Board considered continued efforts by the Advisor to enhance its compliance oversight, including the devotion of additional resources and expanding the use of third-party consultants to assist in the maintenance of a robust compliance program.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor to discuss fund performance and investment outlook, as well as, various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources and investment processes essential to performing its duties under the Advisory Agreement. The Board also concluded that the Advisor’s commitment to enhance its compliance program and procedures reflected a serious commitment from the Advisor to protect the interests of shareholders. The Board therefore concluded that they were satisfied with the nature, overall quality, and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Fund.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks, all for periods ended March 31, 2023 The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks, as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory while others may reflect more significant underlying issues.  The Board noted that the Advisor currently does not manage any other funds or separate accounts with a similar strategy.

The Board noted that the Fund underperformed the Morningstar peer group average for the one-year period and outperformed for the three- and five-year periods. The Board also noted that the Fund underperformed the average of its Cohort for the one-, three-, and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund has outperformed its primary benchmark for the one-year period, and underperformed for the three-year and five-year periods. When considering performance, the Board took into account that the Fund’s investment goal was to generate non-correlated absolute returns that exceeded risk free rates of return, not to outperform broad-based securities market benchmarks. The Board considered the Advisor’s representations

Otter Creek Long/Short Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

that shareholders in the Fund, almost all of whom were known to the Advisor, understood the Fund’s strategy and specifically sought a fund which offered significantly less volatility than the markets in general. The Board also considered the Advisor’s efforts to improve absolute performance and noted the Fund’s strong performance during periods of enhanced volatility, as would be expected in accordance with the Fund’s strategy.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds. The Board noted that the Advisor currently does not manage any other funds or separate accounts with a similar strategy.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.55% for the Fund excluding certain operating expenses and class-level expenses (the “Expense Cap”).  The Board noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was below that of its peer group average. The Board also considered that the Advisor agreed to continue to temporarily reduce its advisory fee by 0.15% to 1.35% until at least February 28, 2024 and that such waiver will not be removed without prior notice to the Board and cannot be recouped by the Advisor. The Board noted that the Fund’s advisory fee was at the median of its Cohort and above the average of the Cohort. The Board also noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was above the median and average of its Cohort. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional material benefits derived by the Advisor from their relationship with the Fund, particularly Rule 12b-1 distribution fees for Investor Class shares and benefits received in exchange for “soft dollars” paid to the Advisor. In assessing profitability, the Board considered that a significant portion of allocated Fund expenses was comprised of distributions to the managing members of the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to ratify the continuance of the Advisory Agreement, but rather, the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 16.94%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2023, was 14.64%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended October 31, 2023, was 59.25%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain this information on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s quarterly holdings for the most recent fiscal year can be obtained by accessing the Fund’s website at www.ottercreekfunds.com. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (855) 681-5261.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Fund, if applicable. In an effort to conserve resources, the Fund will reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (855) 681-5261 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements. In addition, see the Important Notice on the cover page for changes that were made to the distribution of the annual and semi-annual reports effective January 1, 2021.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Advisor
Otter Creek Advisors, LLC
11300 US Highway 1, Suite 500
Palm Beach Gardens, FL 33408

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Messrs. Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$21,200	$20,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    January 8, 2024

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    January 8, 2024

* Print the name and title of each signing officer under his or her signature.